T. Rowe Price Inflation Protected Bond Fund

Supplement to Summary Prospectus Dated October 1, 2019

The portfolio manager table under “Management” is supplemented as follows:

Effective February 1, 2020, Michael K. Sewell will join Stephen L. Bartolini as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Mr. Sewell joined T. Rowe Price in 2004. Effective February 1, 2021, Mr. Bartolini will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Sewell will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is December 17, 2019.

F147-041-S 12/17/19